Exhibit 99.1

                      ONCOLOGIX TECH, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              BASIS OF PRESENTATION

         The unaudited pro forma condensed consolidated balance sheet as of May 31, 2008 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended May 31, 2008 and the year ended August 31, 2007, are based on the historical financial statements of the Registrant.

         The unaudited pro forma condensed consolidated balance sheet as of May 31, 2008 is presented as if the disposition as described in this current Form 8-K occurred in its entirety on May 31, 2008.

         The unaudited pro forma condensed consolidated statements of operations for the nine months ended May 31, 2008 are presented as if the disposition as described in the current Form 8-K occurred in its entirety on September 1, 2007.

         The unaudited pro forma condensed consolidated statements of operations for the year ended August 31, 2007 are presented as if the disposition as described in the current Form 8-K occurred in its entirety on September 1, 2006.

         The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto appearing in the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2007 and its quarterly report on Form 10-QSB for the interim period ended May 31, 2008.

         Preparation of the pro forma information is provided for informational purposes only, and is based on assumptions considered appropriate by the Registrant's management. The pro formal financial information is unaudited and is not necessarily indicative of the results which would have occurred if the transactions described above had been consummated as of the dates indicated, nor does it purport to represent the future financial position and the results of operations for future periods. In management's opinion, all adjustments necessary to reflect the effects of the transactions listed above have been made.


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


                                                ONCOLOGIX TECH, INC. AND SUBSIDIARIES
                                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                         AS OF MAY 31, 2008



                                                                                                     Pro Forma
                                                                                    Historical      Adjustments         Pro Forma
                                                                                   ------------    ------------       ------------
                                                                                   (Unaudited)

                                                               ASSETS

Current Assets:
     Cash and cash equivalents .................................................   $      2,471    $     50,000 (1)   $     52,471
     Prepaid expenses and other current assets .................................         13,047            --               13,047
     Prepaid commissions .......................................................         92,685            --               92,685
     Current assets of discontinued operations .................................             70             (70)(2)           --
                                                                                   ------------    ------------       ------------

          Total current assets .................................................        108,273          49,930            158,203


Property and equipment (net of accumulated depreciation
     of $18,207) ...............................................................          4,999            --                4,999
Deposits and other assets ......................................................         17,254            --               17,254
Investment in IUTM .............................................................           --           367,275            367,275
Long-term assets of discontinued operations ....................................        163,534        (163,534)(2)           --
                                                                                   ------------    ------------       ------------
               Total assets ....................................................   $    294,060    $    253,671       $    547,731
                                                                                   ============    ============       ============


                                           LIABILITIES AND STOCKHOLDERS' DEFICIT


Current liabilities:
     Convertible notes payable (net of discount of $246,055) ...................   $  2,098,945    $       --         $  2,098,945
     Convertible notes payable - related parties ...............................        705,450            --              705,450
     Accounts payable and other accrued expenses ...............................        178,574            --              178,574
     Accrued interest payable ..................................................        234,610            --              234,610
     Current liabilities of discontinued operations ............................        202,484        (202,484)(4)           --
                                                                                   ------------    ------------       ------------

          Total current liabilities ............................................      3,420,063        (202,484)         3,217,579


Convertible notes payable (net of discount of $346,456) ........................        743,544            --              743,544
                                                                                   ------------    ------------       ------------

               Total liabilities ...............................................      4,163,607        (202,484)         3,961,123
                                                                                   ------------    ------------       ------------

Stockholders' Deficit:
     Preferred stock, par value $.001 per share; 10,000,000 shares authorized;
          342,862 shares issued and outstanding at May 31, 2008 ................            343            --                  343
     Common stock, par value $.001 per share; 200,000,000 shares authorized;
          100,130,410 shares issued at May 31, 2008;  71,906,066 shares
          outstanding at May 31, 2008 ..........................................         71,906            --               71,906
     Additional paid-in capital ................................................     48,643,916            --           48,643,916
     Accumulated deficit .......................................................    (52,877,810)        456,155        (52,421,655)
     Common stock subscribed, underlying common shares of 5,841,974 ............        292,098            --              292,098
                                                                                   ------------    ------------       ------------

               Total stockholders' deficit .....................................     (3,869,547)        456,155         (3,413,392)

               Total liabilities and stockholders' deficit .....................   $    294,060    $    253,671       $    547,731
                                                                                   ============    ============       ============


                                       See accompanying notes to unaudited pro forma condensed
                                                consolidated financial information.


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


                              ONCOLOGIX TECH, INC. AND SUBSIDIARIES
               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                             FOR THE NINE MONTHS ENDED MAY 31, 2008



                                                                 Pro Forma
                                                 Historical     Adjustments         Pro Forma
                                                ------------    ------------       ------------
                                                (unaudited)

 Operating expenses:
  General and administrative ................   $    456,845    $       --         $    456,845
  Depreciation and amortization .............          1,587            --                1,587
                                                ------------    ------------       ------------

  Total operating expenses ..................        458,432            --              458,432
                                                ------------    ------------       ------------

  Loss from operations ......................       (458,432)           --             (458,432)
                                                ------------    ------------       ------------

Other income (expense):
  Interest income ...........................            331            --                  331
  Interest and finance charges ..............     (1,364,240)           --           (1,364,240)
  Loss on disposal of assets ................         (3,194)           --               (3,194)
  Other income (expense) ....................         (1,443)           --               (1,443)
                                                ------------    ------------       ------------

  Total other income (expense) ..............     (1,368,546)           --           (1,368,546)
                                                ------------    ------------       ------------

  Net loss from continuing operations .......     (1,826,978)           --           (1,826,978)
                                                ------------    ------------       ------------


Discontinued operations:
  Operating loss from discontinued operations     (1,142,275)      1,142,275               --
  Gain on disposal of discontinued operations           --           142,350            142,350
                                                ------------    ------------       ------------

  Net loss from discontinued operations .....     (1,142,275)      1,284,625               --
                                                ------------    ------------       ------------

Net loss ....................................   $ (2,969,253)   $  1,284,625       $ (1,654,628)
                                                ============    ============       ============


Loss per common share, basic and diluted:
      Continuing operations .................   $      (0.03)                      $      (0.03)
      Discontinued operations ...............          (0.02)                             (0.00)
                                                ------------                       ------------
                                                $      (0.05)                      $      (0.03)
                                                ============                       ============

Weighted average number of shares
  outstanding - basic and diluted ...........     71,481,165                         71,481,165
                                                ============                       ============


                     See accompanying notes to unaudited pro forma condensed
                              consolidated financial information.


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


                                  ONCOLOGIX TECH, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   FOR THE YEAR ENDED AUGUST 31, 2007



                                                                        Pro Forma
                                                        Historical     Adjustments          Pro Forma
                                                       ------------    ------------        ------------
Operating expenses:
  General and administrative .......................   $  1,269,802    $   (484,080)(8)   $     785,722 (8)
  Research and development .........................      4,961,531      (4,961,531)(8)            --
  Depreciation and amortization ....................         20,914         (18,256)(8)           2,658
                                                       ------------    ------------        ------------

  Total operating expenses .........................      6,252,247      (5,463,867)            788,380
                                                       ------------    ------------        ------------

  Loss from operations .............................     (6,252,247)      5,463,867            (788,380)
                                                       ------------    ------------        ------------

Other income (expense):
  Interest income ..................................         10,824         (10,078)(8)             746
  Interest and finance charges .....................     (1,321,941)         10,864          (1,311,077)
  Other income (expense) ...........................         10,409             (46)(8)          10,363
                                                       ------------    ------------        ------------

  Total other income (expense) .....................     (1,300,708)            740          (1,299,968)
                                                       ------------    ------------        ------------

  Net loss from continuing operations ..............     (7,552,955)      5,464,607          (2,088,348)
                                                       ------------    ------------        ------------

Discontinued operations:
  Operating loss from discontinued operations ......        (93,178)           --               (93,178)
  Gain (loss) on disposal of discontinued operations            (79)        573,280(7)          573,201
                                                       ------------    ------------        ------------

  Net loss from discontinued operations ............        (93,257)        573,280             480,023
                                                       ------------    ------------        ------------

Net loss ...........................................   $ (7,646,212)   $  6,037,887        $ (1,608,325)
                                                       ============    ============        ============

Loss per common share, basic and diluted:
      Continuing operations ........................   $      (0.12)                       $      (0.03)
      Discontinued operations ......................          (0.00)                              (0.00)
                                                       ------------                        ------------
                                                       $      (0.12)                       $      (0.03)
                                                       ============                        ============

Weighted average number of shares
  outstanding  basic and diluted ...................     66,454,700                          66,454,700
                                                       ============                        ============


                         See accompanying notes to unaudited pro forma condensed
                                   consolidated financial information.


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     NOTES AND MANAGEMENT'S ASSUMPTIONS TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

The Company assumes if this transaction closes, the Company will have limited operations in the marketing of the Oncosphere products produced by IUTM. No assurance can be given that such a transaction will be consummated, or if consummated, will be on the terms favorable to the Company.

The following is a description of the unaudited pro forma adjustments to the Registrant's historical condensed consolidated financial statements.

(1) Reflects the receipt of $50,000 cash in connection with the sale of the Oncosphere assets if the transaction was consummated on May 31, 2008.

(2) Reflects the disposal of assets, currently classified as assets from discontinued operations in connection with the transaction of the Oncosphere assets if the transaction was consummated on May 31, 2008.

(3) Reflects the estimated value of the investment in 20% of IUTM in connection with the sale of the Oncosphere assets if the transaction was consummated on May 31, 2008.

(4) Reflects the assumption of liabilities by IUT in connection with the sale of the Oncosphere assets if the transaction was consummated on May 31, 2008.

(5) Reflects the gain recognized in connection with the sale of the Oncosphere assets if the transaction was consummated on September 1, 2007 for the statement of operations and May 31, 2008 for the balance sheet.

(6) Reflects the removal of operating loss from discontinued operations as a result of the sale if the transaction was consumated on September 1, 2007.

(7) Reflects the gain recognized in connection with the sale of the Oncosphere assets if the transaction was consummated on September 1, 2006.

(8) Reflects the removal of operations and related operational changes to the Company as a result of the sale if the transaction was consummated on September 1, 2006.